UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) January 26, 2016

W. R. GRACE & CO.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-13953	65-0773649
(Commission File Number)	(IRS Employer Identification No.)

7500 Grace Drive
Columbia, Maryland	21044
(Address of Principal Executive Offices)	(Zip Code)

(410) 531-4000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

W. R. GRACE & CO.
FORM 8-K
CURRENT REPORT

Item 7.01.                                          Regulation FD Disclosure.

W. R. Grace & Co. (“Grace”) and its wholly owned indirect subsidiary GCP Applied Technologies Inc. ("GCP") have prepared presentation materials, each dated January 26, 2016 (the “Grace Investor Day Presentation” and the "GCP Investor Day Presentation," respectively; collectively the "Investor Day Presentations"), that management intends to use from time to time on or after January 26, 2016, in presentations about Grace’s and GCP's operations and performance.  Grace and GCP may use the Investor Day Presentations, possibly with modifications, in presentations to current and potential investors, lenders, creditors, business partners, acquisition candidates, asset sellers, vendors, customers, employees and others with an interest in Grace and its business or GCP and its business.

The information contained in the Investor Day Presentations is summary information that should be considered in the context of Grace’s and GCP's filings with the Securities and Exchange Commission and other public announcements that Grace and/or GCP may make by press release or otherwise from time to time.  The presentations speak as of the date of this Current Report on Form 8-K (this “Current Report”) except in cases where an earlier date is indicated in which case such information is as of the date indicated.  While Grace or GCP may elect to update the Investor Day Presentations in the future to reflect events and circumstances occurring or existing after the date of this Current Report, Grace and GCP specifically disclaim any obligation to do so.

By furnishing this Current Report and furnishing the Investor Day Presentations, Grace and GCP make no admission as to the materiality of any information in this Current Report, including without limitation the Investor Day Presentations.  The Investor Day Presentations may contain forward-looking statements.  See Page 2 of the Investor Day Presentations for a discussion of certain forward-looking statements that may be included therein and the risks and uncertainties related thereto.

The Grace Investor Day Presentation is furnished as Exhibit 99.1 to this Report and is incorporated herein by reference. The GCP Investor Day Presentation is furnished as Exhibit 99.2 to this Report and is incorporated herein by reference.  The information set forth in this Report, including without limitation the Investor Day Presentations, is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as may be expressly set forth by specific reference in such a filing.

The Investor Day Presentations are available on the Grace website at www.grace.com and hard copies may be obtained free of charge by contacting Grace Shareholder Services at 410-531-4167.  Materials on the Grace website are not part of or incorporated by reference into this Current Report.

Item 8.01.                                          Other Information.

On January 26, 2016, Grace issued a press release announcing that its Board of Directors (the "Board") has approved a policy of paying a regular quarterly cash dividend at an initial annual rate of $0.68 per share of common stock of Grace. A copy of the press release is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

Grace expects its Board to declare the first quarterly dividend equal to $0.17 per share in connection with the release of Grace’s first quarter 2016 earnings, with payment expected during the second quarter.

The declaration of any dividends will fall within the discretion of the Board, taking into account such considerations as the Board may deem relevant at the time, including, without limitation, Grace's financial condition, financial performance, available liquidity, and applicable legal requirements.

Forward Looking Statements

This announcement contains forward-looking statements, that is, information related to future, not past, events. Such statements generally include the words “believes,” “plans,” “intends,” “targets,” “will,” “expects,”

“suggests,” “anticipates,” “outlook,” “continues,” or similar expressions. Forward-looking statements include, without limitation, expected financial positions; results of operations; cash flows; financing plans; business strategy; operating plans; capital and other expenditures; competitive positions; growth opportunities for existing products; benefits from new technology and cost reduction initiatives, plans and objectives; and markets for securities. For these statements, Grace claims the protection of the safe harbor for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Like other businesses, Grace is subject to risks and uncertainties that could cause its actual results to differ materially from its projections or that could cause other forward-looking statements to prove incorrect. Factors that could cause actual results to materially differ from those contained in the forward-looking statements include, without limitation: market conditions for debt securities; risks related to foreign operations, especially in emerging regions; the cost and availability of raw materials and energy; the effectiveness of its research and development and growth investments; acquisitions and divestitures of assets and gains and losses from dispositions; developments affecting Grace’s outstanding indebtedness; developments affecting Grace's funded and unfunded pension obligations; its legal and environmental proceedings; uncertainties that may delay or negatively impact the separation transaction or cause the separation transaction to not occur at all; uncertainties related to the company’s ability to realize the anticipated benefits of the separation transaction; the inability to establish or maintain certain business relationships and relationships with customers and suppliers or the inability to retain key personnel during the period leading up to and following the separation transaction; costs of compliance with environmental regulation; and those additional factors set forth in Grace's most recent Annual Report on Form 10-K, quarterly report on Form 10-Q and current reports on Form 8-K, which have been filed with the Securities and Exchange Commission and are readily available on the Internet at www.sec.gov. Reported results should not be considered as an indication of future performance. Readers are cautioned not to place undue reliance on Grace’s forward-looking statements, which speak only as of the date thereof. Grace undertakes no obligation to release any revision to the forward-looking statements contained in this announcement, or to update them to reflect events or circumstances occurring after the date of this announcement.

Item 9.01.                                          Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.	Description of Exhibit
99.1	Grace Investor Day Presentation*
99.2	GCP Investor Day Presentation*
99.3	Press Release of W. R. Grace & Co. dated January 26, 2016.

*    Not “filed” for purposes of Section 18 of the Exchange Act or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.

W. R. GRACE & CO.
(Registrant)

	By	/s/ Hudson La Force III

Hudson La Force III
Senior Vice President and Chief Financial Officer

Dated: January 26, 2016

EXHIBITS

Exhibit No.	Description of Exhibit
99.1	Grace Investor Day Presentation*
99.2	GCP Investor Day Presentation*
99.3	Press Release of W. R. Grace & Co. dated January 26, 2016.

*    Not “filed” for purposes of Section 18 of the Exchange Act or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.